UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 30, 2013

LEATT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54693	20-2819367
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

50 Kiepersol Drive, Atlas Gardens, Contermanskloof Road,
Durbanville, Western Cape, South Africa, 7441
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: +(27) 21-557-7257

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

Leatt Corporation (the “Company”) is filing this Current Report on Form 8-K/A (the “Form 8-K/A”), solely to include as Exhibit 99.2, an appendix to the presentation materials furnished with the Company's Current Report on Form 8-K filed on May 30, 2013 (the “Original Report”).

Except as described above, no other changes have been made to the Original Filing and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with the Company’s filings made with the Commission subsequent to the date of the Original Filing.

ITEM 7.01. REGULATION FD DISCLOSURE.

In anticipation of the planned presentation by Leatt Corporation (the "Company"), to groups of potential investors in conferences from June 3 – 10, 2013 (the "Conferences"), the Company is filing this current report on Form 8-K to disclose its planned presentation materials in order to avoid the selective disclosure of any material nonpublic information at the Conferences. The Company's presentation materials are attached hereto as Exhibits 99.1 and 99.2.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit	Description
No.
99.1	Slide Presentation of Leatt Corporation, June 2013 (incorporated by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed on May 30, 2013).
99.2	Appendix to Slide Presentation of Leatt Corporation, June 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEATT CORPORATION

Dated: May 31, 2013	By: /s/ Sean Macdonald
Sean Macdonald
Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
No.
99.1	Slide Presentation of Leatt Corporation, June 2013 (incorporated by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed on May 30, 2013).
99.2	Appendix to Slide Presentation of Leatt Corporation, June 2013